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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported):  December 28, 1998


                             The Right Start, Inc.
          ____________________________________________________________
               (Exact name of registrant as specified in charter)

   California                       0-19536                       95-3971414
____________________        ________________________           ________________
(State of other             (Commission file number)           (IRS employer
jurisdiction of                                                identification
incorporation)                                                 number)


  5388 Sterling Center Drive, Unit C
     Westlake Village, California                                      91361
________________________________________                           ____________
(Address of principal executive offices)                            (Zip code)


                                 (818) 707-7100
                         ______________________________
              (Registrant's telephone number, including area code)

                                 Not applicable
          ____________________________________________________________
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
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         On December 28, 1998, The Right Start, Inc. (the "Company") completed its recapitalization transaction (the "Recapitalization Transaction") as set forth in the Company's Letter Agreement dated April 6, 1998, as amended by letter agreements dated April 13, 1998 and July 7, 1998 (collectively, the "Letter Agreement"), whereby the Company exchanged (a) the Company's Convertible Debentures dated October 11, 1996 in an aggregate principal amount of $3,000,000 and the Company's 11.5% Senior Subordinated Notes due May 6, 2000 in the aggregate principal amount of $3,000,000 (together with warrants to purchase an aggregate of 475,000 shares of the Company's common stock issued therewith) for an aggregate of 30,000 shares of the Company's Series A Mandatorily Redeemable Preferred Stock and 30,000 shares of the Company's Series B Convertible Preferred Stock and (b) the Company's non-interest bearing Senior Subordinated Notes due May 6, 2000 in the aggregate principal amount of $3,850,000 (together with detachable warrants to purchase 3,850,000 shares of the Company's common stock issued therewith) for 38,500 shares of the Company's Series C Convertible Preferred Stock.

         Prior to the completion of the Recapitalization Transaction, pursuant to the amendment to the Letter Agreement dated July 7, 1998, the Company received consent from all parties to the Letter Agreement to amend the original terms of the Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock to remove the mandatory redemption features of such securities. The impact of this amendment on the balance sheet of the Company is to allow the Company to include the Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock in shareholders' equity, as illustrated in Exhibit
99.1 to this Form 8-K, a balance sheet of the Company as of December 31, 1998. Such exhibit is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (c)  Exhibits

              99.1  Balance sheet of the Company as of December 31, 1998.

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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      THE RIGHT START, INC.


Date:  January 26, 1999                         /s/ Jerry R. Welch
                                      ------------------------------------------
                                      Jerry R. Welch
                                      Chief Executive Officer and
                                      Chairman of the Board

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                                 EXHIBIT INDEX


99.1  Balance sheet of the Company as of December 31, 1998.



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